                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          FERROFLUIDICS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                          FERROFLUIDICS CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                           FERROFLUIDICS CORPORATION

                                40 SIMON STREET
                          NASHUA, NEW HAMPSHIRE 03061
                                 (603) 883-9800

                                                                October 12, 1995

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Ferrofluidics Corporation (the "Company") to be held on Wednesday, November 15, 1995, at 10:00 a.m., local time, at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire (the "Annual Meeting").

     The Annual Meeting has been called for the purpose of electing two Class III Directors, each for a three-year term, the adoption of the Ferrofluidics Corporation 1995 Stock Option and Incentive Plan and considering and voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on October 10, 1995, as the record date for determining stockholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees of the Board of Directors as Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                            Very truly yours,

                                            PAUL F. AVERY, JR.
                                            Chairman of the Board and
                                            Chief Executive Officer

                           FERROFLUIDICS CORPORATION
                                40 SIMON STREET
                          NASHUA, NEW HAMPSHIRE 03061
                                 (603) 883-9800

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 15, 1995
                            ------------------------
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ferrofluidics Corporation (the "Company") will be held on Wednesday, November 15, 1995, at 10:00 a.m., local time, at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire (the "Annual Meeting"), for the purpose of considering and voting upon:

          1. The election of two Class III Directors of the Company, each for a three-year term;

          2. The adoption of the Ferrofluidics Corporation 1995 Stock Option and Incentive Plan; and

          3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Under the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on October 10, 1995 as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                            By Order of the Board of Directors,

                                            STEPHEN P. MORIN, Clerk

October 12, 1995

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                           FERROFLUIDICS CORPORATION
                                40 SIMON STREET
                          NASHUA, NEW HAMPSHIRE 03061
                                 (603) 883-9800
                           --------------------------
                                PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, NOVEMBER 15, 1995

     This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Directors of Ferrofluidics Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, November 15, 1995, at 10:00 a.m., local time, at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

          1. The election of two Class III Directors of the Company, each for a three-year term;

          2. The adoption of the Ferrofluidics Corporation 1995 Stock Option and Incentive Plan; and

          3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about October 12, 1995 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on October 10, 1995, as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting (the "Record Date"). Only holders of common stock of record at the close of business on the Record Date will be entitled to notice of and vote at the Annual Meeting. As of the Record Date, there were 6,047,965 shares of the Company's common stock, par value $.004 per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting and 3,854 stockholders of record. Each share of Common Stock outstanding as of the close of business on the Record Date entitles the holder thereof to one vote on each matter properly submitted at the Annual Meeting.

VOTING

     The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock of the Company is necessary to provide a quorum at the Annual Meeting. Each share of Common Stock of the Company outstanding on the record date is entitled to one vote. A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect Directors, and, generally, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve any proposal properly submitted at the meeting. With respect to Proposal Number 2 -- Approval of the 1995 Stock Option and Incentive Plan, the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required to approve such proposal. An automated system administered by the Company's transfer agent tabulates the votes. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. Generally, abstentions and broker non-votes will have no impact on the outcome of the vote on a particular proposal presented at the meeting. For purposes of the vote on the Ferrofluidics Corporation 1995 Stock Option and Incentive Plan (see Proposal

Number 2 -- Approval of the 1995 Stock Option and Incentive Plan), abstensions will have the same effect as votes cast against the adoption of such plan. With respect to the election of Directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes also will have no effect on the outcome of the election of Directors.

PROXIES; REVOCATION OF PROXIES

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR SET FORTH IN PROPOSAL NUMBER 1 OF THIS PROXY STATEMENT AND "FOR" THE ADOPTION OF THE FERROFLUIDICS CORPORATION 1995 STOCK OPTION AND INCENTIVE PLAN SET FORTH IN PROPOSAL NUMBER 2 OF THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Clerk of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

EXPENSES OF SOLICITATION

     All expenses of this solicitation will be borne by the Company. Brokerage firms, nominees, fiduciaries and other custodians have been requested to forward proxy solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition to solicitation of proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies from stockholders of the Company by telephone, telefax, letter, in person or by other means.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors of the Company consists of six members and is divided into three classes, with two Directors in each class. Directors serve for three-year terms with one class of Directors being elected by the Company s stockholders at each annual meeting.

     At the Annual Meeting, two Class III Directors will be elected to serve until the 1998 annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors has nominated Paul F. Avery, Jr. and Dean Kamen for re-election as Class III Directors. Certain information with respect to the persons nominated by the Board of Directors for election as Directors is shown below under "Information Regarding Directors." Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of each of the nominees. Each of the nominees has agreed to stand for re-election and to serve if re-elected as a Director. If any of the persons nominated by the Board of Directors fails to stand for re-election or is unable to accept re-election, however, proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 1995, the Board of Directors of the Company held six meetings. Each Director who was a Director during fiscal 1995 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which such Director served.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The members of the Audit Committee are Messrs. Nichols and Stone. The Audit Committee reviews the financial statements of the Company and the scope of the annual audit, monitors the Company's internal financial and accounting controls and recommends to the Board of Directors the appointment of independent certified public accountants. The Audit Committee met five times during fiscal 1995. The members of the Compensation Committee are Messrs. Rittereiser and Hazard. The Compensation Committee recommends the compensation levels of executive officers of the Company to the Board of Directors. The Compensation Committee met three times in fiscal 1995. The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

     Directors who are officers or employees of the Company receive no compensation for their service as Directors. Directors who are not officers or employees of the Company receive such compensation for their services as the Board of Directors may from time to time determine. Non-employee Directors each receive an annual retainer of $16,000, payable quarterly. In addition, non-employee Directors receive $1,000 for each Board of Directors meeting or committee meeting attended or $600 for attending each committee meeting that is held on the same day as a Board of Directors meeting or meeting of another committee on which such Director serves.

     On June 13, 1995, the Board of Directors approved the Ferrofluidics Corporation 1995 Stock Option and Incentive Plan (the "1995 Incentive Plan"), pursuant to which eligible non-employee Directors are entitled to receive options to purchase shares of Common Stock in accordance with the formula provisions thereof. Pursuant to the 1995 Incentive Plan, on the date of approval
(i) Mr. Nichols was granted an option to purchase 8,350 shares of Common Stock at an exercise price of $9.63 per share (100% of the fair market value of a share of Common Stock on that date) and (ii) each of Messrs. Kamen and Rittereiser was granted an option to purchase 6,100 shares of Common Stock at an exercise price of $9.63 per share (100% of the fair market value of a share of Common Stock on that date). If the 1995 Incentive Plan is approved by the stockholders at the Annual Meeting, these options will vest and become immediately exercisable upon such approval. In addition, if the 1995 Incentive Plan is approved by the stockholders at the Annual Meeting, eligible non-employee Directors automatically will receive an option to purchase 3,000 shares of Common Stock on the fifth business day after each annual meeting of stockholders of the Company, commencing with the Annual Meeting. All such options will vest and become immediately exercisable upon grant and will have an exercise price equal to 100% of the fair market value of a share of Common Stock on the grant date. See "Proposal Number 2 -- Approval of the 1995 Stock Option and Incentive Plan."

     Set forth below is certain information regarding the Directors of the Company, including the two Class III Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                                     DIRECTOR
NAME                                                                         AGE      SINCE
----                                                                         ---     --------
CLASS I
Stephen B. Hazard..........................................................   50       1994
Dennis R. Stone............................................................   48       1994
CLASS II
Howard F. Nichols..........................................................   67       1979
Robert P. Rittereiser......................................................   57       1989
CLASS III
Paul F. Avery, Jr.*........................................................   66       1989
Dean Kamen*................................................................   44       1989

---------------

* Nominee for election.


     MR. AVERY has been the Chairman of the Board and Chief Executive Officer of the Company since October 1, 1993. He served as President of the Company from October 1, 1993 to January 1, 1995. He is also President of P.F. Avery Corporation, a management consulting firm, a position he has held since 1983. From 1967 to 1983 he was President and Treasurer of C.E. Avery, a wholly-owned subsidiary of Combustion Engineering, Inc., and President and Chief Executive Officer of CE-KSB Pump Company, Inc. Both companies were involved in the design and fabrication of pumps and reactor internals for the utility industry. Mr. Avery is also general partner of a 3MW hydro-electric facility in Nashua, New Hampshire, and he serves as a director of several privately held companies and as a Trustee of New Hampshire Public Radio, WEVO.

     MR. HAZARD is founder and managing partner of the law firm of Pepe & Hazard, Hartford, Connecticut. He is a director of First New England Capital, L.P., a closely-held small business investment company. He is also a trustee and a member of the executive committee of the Kingswood-Oxford School.

     MR. KAMEN is the founder and Chairman and Chief Executive Officer of DEKA Research and Development Corporation, which develops highly specialized medical equipment. Prior to assuming his present position, he was, from 1976 to 1982, the founder and Chief Executive Officer of Auto-Syringe, Inc., a manufacturer of medical devices that was acquired by Baxter Healthcare Corporation. He also serves as a director of several privately-held companies.

     MR. NICHOLS is a consultant. Until July 1989, he was a Vice President of The First National Bank of Boston, Trust Department. He also serves as a director of several privately-held companies.

     MR. RITTEREISER is Chairman of Yorkville Associates, a private investment and financial advisory concern. He served as Chairman of the Board of Nationar, a banking services corporation, since November 1992, and President and Chief Executive Officer of Nationar from March 1993 until February 1995. Prior to March 1993, he was Chief Executive Officer and President of the E.F. Hutton Group, Inc., until its merger with Shearson Lehman Bros. Until June 1985, he was Executive Vice President, Chief Administrative Officer and Chief of Staff to the President at Merrill Lynch & Co., Inc., where he spent 26 years performing a wide range of management and other responsibilities. He also serves as a Trustee of the DBL Liquidating Trust and the Main Stay Family of Funds and as a Director of Interchange Financial Services and CUC International. Mr. Rittereiser has been nominated by Moore Corp. Ltd. to be a Director of Wallace Computer Services Inc.

     MR. STONE has been a practicing certified public accountant for 18 years. Since 1989 he has been a principal in the firm of Dennis R. Stone, CPA, Portsmouth, New Hampshire. From 1989 to 1991 he also served as Executive Vice President and Chief Financial Officer of The Blake Insurance Group, Inc., of Portsmouth, New Hampshire. From January 1980 to April 1989 he served as a certified public accountant for Stone & Hart, P.A., Exeter, New Hampshire. Mr. Stone has also served for the past 13 years as investigative auditor for the New Hampshire Supreme Court Professional Conduct Committee. He is a member of the Board of Directors of Odyssey House, Inc.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

     The names and ages of all executive officers of the Company and principal occupation and business experience during at least the last five years for each are set forth below.

NAME                                    AGE                    POSITION
----                                    ---                    --------
                                                Chairman, Chief Executive Officer and
Paul F. Avery, Jr....................    66     Treasurer
Salvatore J. Vinciguerra.............    57     President and Chief Operating Officer
Alvan F. Chorney.....................    49     Senior Vice President

     MR. AVERY has held the positions of Chairman of the Board and Chief Executive Officer of the Company since October 1, 1993. Mr. Avery also served as President of the Company from October 1, 1993 until January 1, 1995. Mr. Avery has been the Treasurer of the Company since October 7, 1993, and has been a Director of the Company since 1989. See "Information Regarding Directors" above.

     MR. VINCIGUERRA became President and Chief Operating Officer of the Company on January 1, 1995. Prior to January 1995, Mr. Vinciguerra was President and Chief Executive Officer of Staveley, Inc., the United States and Measurement Group headquarters of Staveley Industries, plc, a British conglomerate. Until 1991, Mr. Vinciguerra was the President and Chief Executive Officer of Weightronix, Inc., a manufacturer of industrial weighting products. From 1968 until 1990, Mr. Vinciguerra held various positions at Instron Corporation, including President and Chief Operating Officer from 1985 until 1990. Instron is a manufacturer of materials testing instrumentation for international markets. Mr. Vinciguerra is a Director of Lytron Corporation and Holometrix Corporation and is the President and a Director of The Japan Society of Boston.

     MR. CHORNEY became Senior Vice President of the Company in November 1991. Mr. Chorney was a Director of the Company from 1986 to April 1994.

                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Company's Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during fiscal 1995.

SUMMARY COMPENSATION TABLE

     The following table shows for the fiscal years ended June 30, 1993, 1994 and 1995, the annual compensation paid by the Company to the Chief Executive
Officer and the four most highly compensated executive officers who earned more than $100,000 during fiscal 1995.

                                                                              LONG TERM COMPENSATION
                                                                       ------------------------------------
                                        ANNUAL COMPENSATION                      AWARDS             PAYOUTS
                              ---------------------------------------  --------------------------   -------
             (a)               (b)       (c)      (d)        (e)            (f)           (g)         (h)         (i)
                                                                         RESTRICTED    SECURITIES
                                                         OTHER ANNUAL      STOCK       UNDERLYING    LTIP      ALL OTHER
          NAME AND                      SALARY   BONUS   COMPENSATION     AWARD(S)     WARRANTS/    PAYOUTS   COMPENSATION
     PRINCIPAL POSITION       YEAR      ($)(3)    ($)        ($)            ($)        OPTIONS(#)     ($)         ($)
----------------------------- -----    --------  -----   ------------  --------------  ----------   -------   ------------
Paul F. Avery, Jr............ 1995      258,522   --        --             106,875(4)    65,000(5)    --         17,520(6)
    Chief Executive           1994      255,760   --         7,399(7)      125,000(8)     --          --         14,350(9)
    Officer (1)               1993        --      --        --             --             --          --         --
Salvatore J. Vinciguerra..... 1995       92,500   --        --             450,000(10)   50,000(5)    --         --
    President and Chief       1994        --      --        --             --             --          --         --
    Operating Officer (2)     1993        --      --        --             --             --          --         --
Alvan F. Chorney............. 1995      150,000  8,000      --             --            25,000(5)    --          2,596(11)
    Senior Vice               1994      150,000   --         1,000(12)      45,000(13)    --          --         --
    President                 1993      151,730   --         6,769(14)     --            50,000(15)   --            312(16)

---------------

 (1) Paul F. Avery, Jr., became the Chief Executive Officer of the Company on October 1, 1993.

 (2) Salvatore J. Vinciguerra became the President and Chief Operating Officer of the Company on January 1, 1995.

 (3) Includes all voluntary pre-tax contributions to the Ferrofluidics Corporation Tax Savings Deposit and Investment Plan and Trust (the "401(k) Plan").

 (4) Represents 15,000 shares of restricted stock which had a market value as of the date of grant of $106,875. One-third of the shares vest on each anniversary of January 1, beginning on January 1, 1996. If the Company pays dividends on its Common Stock, dividends would also be paid on these shares. As of June 30, 1995, all 15,000 of the shares remained restricted shares. Based on the closing sale price of a share of Common Stock on NASDAQ on June 30, 1995, such shares had an aggregate market value of $144,375.

 (5) Represents stock options.

 (6) $14,520 of this amount represents the full dollar value of insurance premiums paid by the Company during fiscal 1995 on behalf of Mr. Avery with respect to term life insurance. $3,000 of this amount represents contributions made by the Company on Mr. Avery's behalf to the 401(k) Plan.

 (7) This amount represents an automobile allowance.

 (8) Represents 25,000 shares of restricted stock which had a market value on the date of grant of $125,000. One-third of the shares vest on each anniversary of April 5, beginning on April 5, 1995. If the Company pays dividends on its Common Stock, dividends would also be paid on these shares. As of June 30, 1995, 16,667 of these shares remained restricted shares. Based on the closing sale price of a share of Common Stock on NASDAQ on June 30, 1995, such shares had an aggregate market value of $240,625.

 (9) This amount represents the full dollar value of insurance premiums paid by the Company during fiscal 1994 on behalf of Mr. Avery with respect to term life insurance.

(10) Represents 75,000 shares of restricted stock which had a market value as of the date of grant of $450,000. One-third of the shares vest on each anniversary of January 1, beginning on January 1, 1996. If the Company pays dividends on its Common Stock, dividends would also be paid on these shares. As of June 30, 1995, all 75,000 of the shares remained restricted shares. Based on the closing sale price of a share of Common Stock on NASDAQ on June 30, 1995, such shares had an aggregate market value of $721,875.

(11) This amount represents contributions made by the Company on Mr. Chorney's behalf to the 401(k) Plan.

(12) This amount represents an allowance for medical and health expenses incurred by Mr. Chorney in excess of amounts covered by the Company's group health plan.

(13) Represents 9,000 shares of restricted stock which had a market value on the date of grant of $45,000. One-third of the shares vest on each anniversary of April 5, beginning on April 5, 1995. If the Company pays dividends on its Common Stock, dividends would also be paid on these shares. As of June 30, 1995, 6,000 of these shares remained restricted shares. Based on the closing sale price of a share of Common Stock on NASDAQ on June 30, 1995, such shares had an aggregate market value of $86,625.

(14) $5,769 of this amount represents cash compensation paid to Mr. Chorney in exchange for vacation time foregone at his election; $1,000 of this amount represents an allowance for medical and health expenses incurred by Mr. Chorney in excess of amounts covered by the Company's group health plan.

(15) Represents stock purchase warrants.

(16) This amount represents the difference between the prime market rate and the actual interest rate on indebtedness owed to the Company by Mr. Chorney in connection with his purchase of Common Stock from the Company upon the exercise of warrants in fiscal 1993.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options during fiscal
1995 to the Chief Executive Officer and each other executive officer named in the Summary Compensation Table. No stock appreciation rights ("SARs") have been granted.

                                                                                                POTENTIAL
                                                                                            REALIZABLE VALUE
                                                                                               AT ASSUMED
                                                                                            ANNUAL RATES OF
                                                                                               STOCK PRICE
                                                                                            APPRECIATION FOR
                                                 INDIVIDUAL GRANTS                           OPTION TERM(3)
                             ----------------------------------------------------------    ------------------
            (a)                 (b)             (c)              (d)            (e)         (f)        (g)
                              NUMBER OF
                             SECURITIES      % OF TOTAL
                             UNDERLYING     OPTIONS/SARS
                              OPTIONS        GRANTED TO       EXERCISE OR
                              GRANTED       EMPLOYEES IN      BASE PRICE     EXPIRATION
NAME                          (#)(1)       FISCAL YEAR(2)       ($/SH)          DATE        5%($)     10%($)
----                         ----------    ---------------    -----------    ----------    -------    -------
Paul F. Avery, Jr...........   65,000(4)        27.66%           $9.13        6/29/2005    373,218    945,806
Salvatore J. Vinciguerra....   50,000(5)        21.28%           $9.13        6/29/2005    287,090    727,543
Alvan F. Chorney............   25,000(5)        10.64%           $9.13        6/29/2005    143,545    363,772

---------------

(1) All options were granted pursuant to the 1995 Incentive Plan and are subject to stockholder approval of the 1995 Incentive Plan.

(2) Percentages are based on a total of 235,000 shares of Common Stock underlying all options granted to employees of the Company in fiscal 1995 pursuant to the 1995 Incentive Plan.

(3) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10% respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. If the stock price appreciates, the value of stock held by all shareholders will increase.

(4) Such option vests and becomes exercisable as follows: 5,000 shares vested and became immediately exercisable upon grant and the remaining 60,000 shares vest and become exercisable ratably over four years beginning on June 29, 1996.

(5) Such option vests and becomes exercisable ratably over four years beginning on June 29, 1996.

AGGREGATED OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
VALUES

     The following table sets forth the shares acquired and the value realized upon exercise of stock options and stock purchase warrants during fiscal 1995 by the Chief Executive Officer and each other executive officer named in the Summary Compensation Table and certain information concerning the number and value of unexercised options and warrants. There are currently no outstanding
SARs.

         (a)                (b)              (c)                   (d)                              (e)
                                                            NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                           OPTIONS/WARRANTS AT FY-         OPTIONS/WARRANTS AT FY-
                           SHARES                                 END(#)                        END($)(1)
                          ACQUIRED          VALUE       ----------------------------    ----------------------------
        NAME           ON EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           --------------    -----------    -----------    -------------    -----------    -------------
Paul F. Avery,
  Jr. ...............     --               --               8,500(2)       --                2,500           --
                                                            5,000(3)       60,000(3)         2,500           30,000
Salvatore J.
  Vinciguerra........     --               --              --              50,000(3)         --              25,000
Alvan F. Chorney.....     --               --              77,500(2)       12,500(2)             0                0
                                                           --              25,000(3)         --              12,500

---------------

(1) Equal to the market value of shares covered by in-the-money options/warrants on June 30, 1995, less the aggregate option/warrant exercise price. Options/warrants are in-the-money if the market value of the shares covered thereby is greater than the option/warrant exercise price.



(2) Represents stock purchase warrants.

(3) Represents stock options granted pursuant to the 1995 Incentive Plan, which are subject to stockholder approval of the 1995 Incentive Plan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The members of the Compensation Committee of the Board of Directors of the Company, whose names are set forth below, have prepared the following report on the Company's executive compensation policies and philosophy for fiscal 1995.

  General

     The Compensation Committee consists of Mr. Rittereiser and Mr. Hazard, both of whom are outside Directors. The Compensation Committee is generally responsible for developing the Company's executive and management compensation policies, including awards of equity-based compensation. The Company's executive compensation program is designed to provide competitive levels of compensation, reward above-average individual performance and assist the Company in attracting and retaining qualified management. Where applicable, the Compensation Committee takes into account employment agreements between an executive officer and the Company. See "Employment Agreements" below. Mr. Avery, the Chief Executive Officer of the Company, and Mr. Vinciguerra, the President of the Company, make general recommendations to and review with the Compensation Committee salary increases and bonus compensation of executive officers and employees other than themselves.

  Compensation Policy Review

     During fiscal 1995, the Compensation Committee, together with certain members of management and the Board of Directors, completed a review of the Company's policies regarding executive compensation. The Compensation Committee's primary objectives in evaluating executive compensation philosophy were: (i) to review base salaries, short-term incentives and longer-term incentives for executive officers based upon a survey of compensation for executive officers in a group of comparable high technology companies; (ii) to develop an appropriate methodology for determining the amount of annual cash bonuses, if any, paid to executive officers; and (iii) to develop an appropriate methodology for structuring long-term incentive awards. The Compensation Committee undertook this review with the goal of ensuring that (a) the total compensation of executive officers is comparable and competitive when measured against those paid by other high technology companies; (b) annual cash bonuses awarded to executive officers are based on appropriate individual and Company performance targets established at the beginning of each fiscal year; and (c) long-term incentive awards to executive officers more closely align the interests of the executive officers with those of the Company's stockholders.

     To accomplish the aforementioned objectives and goals, the Compensation Committee retained an independent compensation consulting firm (the "Consultant") which conducted a survey of executive compensation levels and practices of companies within a proxy peer group (the "Peer Group") of companies of similar size to the Company. The Peer Group consisted of seven companies in the specialty machinery industry having annual revenues of $30 million to $50 million. Such companies are not necessarily the same as the companies in the Dow Jones Industrial Technology Index shown in the Stock Performance Graph included elsewhere in this Proxy Statement. The Consultant's survey also considered broader marketplace compensation information, including published national competitive compensation surveys, the Consultant's proprietary data bank and published proxy statement data. Based upon the Consultant's survey, the Compensation Committee during fiscal 1995 made certain adjustments to the Company's compensation policies which are discussed below.

  Compensation Policies for Executive Officers

     Base Salary. The annual base salary and base salary adjustments for executive officers are determined by the Compensation Committee in its discretion and are targeted according to the salaries of executives holding similar offices and having similar responsibilities within the Company's industry segment. The

Compensation Committee also considers factors such as industry experience and executive retention. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by the executive officer. Salary adjustments are normally determined and made on an annual basis. The base salary of Mr. Avery, the Chief Executive Officer, was established by an employment agreement entered into in October 1993 until the expiration of its term on March 31, 1995, and thereafter by an employment agreement entered into on April 1, 1995. The base salary of Mr. Vinciguerra, the President and Chief Operating Officer, was established by an employment agreement entered into on January 1, 1995. See "Employment Agreements" below.

     Cash Bonuses. Historically, cash bonuses were paid to executive officers pursuant to the Company's Variable Compensation Plan. Under that plan, bonuses were awarded to executive officers upon the attainment of targeted financial objectives by the business segment in which they worked. In connection with the restructuring of operations which took place in fiscal 1994 and the Compensation Committee's then ongoing review of compensation policies, the Variable Compensation Plan was abolished in fiscal 1994. However, the Board of Directors in its discretion may award a cash bonus to an executive officer for outstanding performance based upon individual performance reviews (which may or may not take into account specific performance measures relative to that executive officer), retention considerations and general industry practice. Based upon such criteria, the Board of Directors awarded Mr. Chorney a cash bonus of $8,000 for his performance during fiscal 1995. No other executive officer received a cash bonus for fiscal 1995 performance. While the Compensation Committee and the Board of Directors retains the ultimate discretion to award a cash bonus to an executive officer, the Company anticipates that future cash bonuses, if any, will be awarded pursuant to the Cash Incentive Plan (as defined below) adopted during fiscal 1995 and effective for fiscal 1996.

     As a result of the Compensation Committee's review of executive compensation policies, the Compensation Committee recommended that the Company adopt a cash incentive program (the "Cash Incentive Plan") to better align the Company's total cash compensation for its executives with the median of the Consultant's survey of the Peer Group. The Cash Incentive Plan, effective as of July 1, 1995, is intended to encourage, recognize and award performance by executives by providing cash compensation based upon the achievement of a pre-determined annual operating budget and a combination of quantitative and qualitative measures (the relative weights of which are determined in the sole discretion of the Compensation Committee when it reviews executive officer performance) including orders received (for marketing managers), percent defect rate (for production managers), timeliness and quality of monthly reporting (for accounting managers), and effectiveness of improvement projects (for all managers). The annual operating budget is determined by the Compensation Committee and the Board of Directors prior to the beginning of the fiscal year and the total pool from which cash incentives may be awarded under the plan is formed based upon the achievement of the operating profits contained in the annual operating budget. The Compensation Committee determines in its sole discretion whether the quantitative and qualitative measures applicable to executive officers are achieved. The Chief Executive Officer and the President are eligible to receive up to 35% of their respective base salaries depending upon the extent to which the operating profits contained in the annual operating budget are achieved, while executive officers other than the Chief Executive Officer and the President are eligible to receive up to either 20% or 25% of their respective base salaries depending upon the extent to which the operating profits contained in the annual operating budget are achieved.

     Equity and Equity-Based Incentives. Equity and equity-based incentive awards are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; and give executives a longer-term incentive to increase shareholder value. The size and frequency of equity and equity-based incentive awards are determined by the Compensation Committee in its discretion, taking into account individual performance and responsibilities, but without any specific performance measures. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practice. To ensure that high levels of performance occur over the long-term, stock options granted to executives typically vest over a period of time. All outstanding options have been granted with an exercise price equal to 100% of the fair market value of the Company's Common Stock on the grant date.

     In connection with the completion of the Compensation Committee's review of the Company's executive compensation policies and as a result of the expiration of the Company's 1984 Non-Qualified Stock Option Plan, the Board of Directors on June 13, 1995, approved and adopted the 1995 Incentive Plan. See "Proposal Number 2--Approval of the 1995 Stock Option and Incentive Plan." If the 1995 Incentive Plan is approved by the Company's stockholders, the plan will be the principal vehicle by which the Company intends to achieve the executive compensation policy objective of providing long-term incentives to executive officers that will more closely align the interests of such executives with those of the Company's stockholders. Pursuant to the 1995 Incentive Plan, the Compensation Committee may grant a variety of long-term incentive awards based on the Common Stock of the Company, including stock options (both incentive options and non-qualified options), SARs, restricted stock, unrestricted stock, performance shares and dividend equivalent rights.

     At its discretion, under the Company's 1994 Restricted Stock Plan (the "1994 Restricted Stock Plan"), the Compensation Committee may also award restricted stock bonuses to key employees. Shares of restricted stock granted to executive officers under the 1994 Restricted Stock Plan vest over a period of time and are subject to forfeiture in the event an officer's employment with the Company terminates prior to vesting. Shares of restricted stock are not transferable prior to vesting. In fiscal 1995, Paul F. Avery, Jr., the Company's Chief Executive Officer, and Salvatore J. Vinciguerra, the Company's President and Chief Operating Officer, were granted 15,000 and 75,000 shares of restricted stock, respectively. These shares vest ratably over three years beginning on January 1, 1996.

     Any value received by an executive officer from a stock option grant and any increase in the value of stock received as a bonus depends entirely on increases in the price of the Company's Common Stock.

     Other Compensation. The Company provides executive officers and management with health, retirement and other benefits under plans that are generally available to the Company's employees.

  Compensation of the Chief Executive Officer

     Mr. Paul F. Avery, Jr. The Company and Mr. Avery, who became Chief Executive Officer of the Company on October 1, 1993, entered into an employment agreement in October 1993. This employment agreement expired on March 31, 1995, and accordingly, the Company and Mr. Avery entered into a new employment agreement on April 1, 1995, the terms of which are described below under "Employment Agreements." Mr. Avery's base salary was established by these agreements. As a result of favorable performance reviews, in fiscal 1995 the Compensation Committee awarded Mr. Avery 15,000 shares of restricted stock which vest ratably over three years beginning on January 1, 1996. These shares had a fair market value of $106,875 on the date of grant.

  New Federal Tax Regulations

     As a result of new Section 162(m) of the Internal Revenue Code (the "Code"), the Company's deduction of executive compensation may be limited to the extent that a "covered employee" (i.e., the chief executive officer or one of the four highest compensated officers who is employed on the last day of the Company's taxable year and whose compensation is reported in the summary compensation table in the Company's proxy statement) receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Company intends to take appropriate action to comply with such regulations, if applicable, in the future.

     Robert P. Rittereiser, Chairman                        Stephen B. Hazard

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Avery, the Chief Executive Officer, and Mr. Vinciguerra, the President, make general recommendations to and review with the Compensation Committee the salary increases and bonus compensation of executives and management other than themselves.

EMPLOYMENT AGREEMENTS

  Avery Employment Agreements

     The Company and Mr. Avery, who became Chief Executive Officer of the Company on October 1, 1993, entered into an employment agreement (the "1993 Avery Employment Agreement") that provided for Mr. Avery's employment as Chief Executive Officer and President of the Company at a salary of $25,000 per month through March 31, 1995, subject to earlier termination for death, disability, cause or upon 30 days' notice by Mr. Avery or at any time by the Company upon notice. The 1993 Avery Employment Agreement did not for any adjustment to base salary over its term. Pursuant to the 1993 Avery Employment Agreement, the Company was required to, among other things, (i) reimburse Mr. Avery for all reasonable business expenses incurred by Mr. Avery in the performance of his duties, (ii) provide Mr. Avery with an automobile for business and personal use and pay or reimburse Mr. Avery for all expenses associated therewith, and (iii) maintain insurance on Mr. Avery's life in the amount of $2,000,000, payable as directed by Mr. Avery, until October 1, 1995.

     Upon the expiration of the 1993 Avery Employment Agreement on March 31, 1995, the Company and Mr. Avery entered into a new employment agreement (the "1995 Avery Employment Agreement") that provides for Mr. Avery's employment as Chief Executive Officer of the Company for two years at a salary of $225,000 per year through March 31, 1996, and a salary of $200,000 per year from April 1, 1996 through March 31, 1997, subject to (i) automatic one-year extensions unless either Mr. Avery or the Company provides 60 days' notice prior to the end of the initial term or any subsequent one-year term, and (ii) earlier termination for death, disability, cause, upon 60 days' notice by Mr. Avery, or at any time by the Company upon 60 days' notice. Pursuant to the 1995 Avery Employment Agreement, the Company is required to, among other things, (i) reimburse Mr. Avery for all reasonable business expenses incurred by Mr. Avery in the performance of his duties, (ii) provide Mr. Avery with an automobile for business and personal use and pay or reimburse Mr. Avery for all expenses associated therewith, and (iii) maintain insurance on Mr. Avery's life in the amount of $2,000,000, payable as directed by Mr. Avery, until April 1, 1997. Pursuant to the 1995 Avery Employment Agreement, Mr. Avery received 15,000 shares of restricted stock on April 1, 1995. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation--Compensation of the Chief Executive Officer." In addition, Mr. Avery is entitled to participate in the health, welfare, retirement and other fringe benefit plans which the Company makes available to management from time to time.

     Pursuant to the 1995 Avery Employment Agreement, if Mr. Avery's employment is terminated for reasons other than for cause or other than in the event of a change in control of the Company, Mr. Avery is entitled to an amount equal to the greater of (i) the aggregate base salary which Mr. Avery would have received had he been employed by the Company through March 31, 1997 and (ii) twelve months' base salary at the rate then in effect under the 1995 Avery Employment Agreement. If Mr. Avery dies or becomes disabled during the term of the 1995 Avery Employment Agreement, Mr. Avery's employment immediately terminates and he is entitled to any earned but unpaid salary. If the Company undergoes a change in control (as defined in the 1995 Avery Employment Agreement), and Mr. Avery is terminated, voluntarily or involuntarily, other than for cause within twenty-four months after the date such change in control occurs, Mr. Avery is entitled to receive an amount equal to twenty-four months' base salary at the rate then in effect under the 1995 Avery Employment Agreement.

  Vinciguerra Employment Agreement

     The Company and Mr. Vinciguerra, who became President and Chief Operating Officer of the Company on January 1, 1995, entered into an employment agreement (the "Vinciguerra Employment Agreement") that provides for Mr. Vinciguerra's employment as President and Chief Operating Officer of the Company at a salary of $185,000 per year, subject to an increase to $200,000 per year upon six (6) months of satisfactory performance, as determined by the Chief Executive Officer. Pursuant to the Vinciguerra Employment Agreement, Mr. Vinciguerra received 75,000 shares of restricted stock on January 1, 1995, which vest ratably over three years beginning January 1, 1996. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation--Equity and Equity Based Incentives." Pursuant to the Vinciguerra Employment Agreement, the Company is required to reimburse Mr. Vinciguerra for all reasonable business expenses incurred by Mr. Vinciguerra in the performance of his duties. In addition, Mr. Vinciguerra is entitled to participate in the health, welfare, retirement and other fringe benefit plans which the Company makes available to management from time to time.

     Pursuant to the Vinciguerra Employment Agreement, Mr. Vinciguerra is entitled to a severance payment of six months' salary if he was employed for less than six months and twelve months' salary if he was employed for more than six months. If Mr. Vinciguerra dies or becomes disabled during the term of the Vinciguerra Employment Agreement, Mr.Vinciguerra's employment immediately terminates and he is entitled to any earned but unpaid salary. If the Company undergoes a change in control (as defined in the Vinciguerra Employment Agreement) and Mr. Vinciguerra (i) is terminated by the Company or its successor for any reason other than death, disability or cause, or (ii) resigns because
(A) there occurs a significant change in the nature or scope of Mr. Vinciguerra's responsibilities, authorities, powers, functions or duties as compared to the responsibilities, authorities, powers, functions or duties exercised by Mr. Vinciguerra prior to the change in control, (B) Mr. Vinciguerra is required to relocate outside of his current county of residence in order to maintain his employment after the change in control or (C) there is a decrease in the total annual compensation payable to Mr. Vinciguerra after the change in control, then Mr. Vinciguerra is entitled to an amount equal to eighteen months' base salary at the rate then in effect under the Vinciguerra Employment Agreement. If terminated for reasons other than for cause, the Company is required to pay Mr. Vinceguerra his salary and other benefits through the end of the term.

  Chorney Severance Agreement

     The Company has an agreement with Mr. Chorney, dated October 1, 1993, that provides Mr. Chorney with certain severance benefits in the event that his employment is terminated by the Company other than by reason of death, disability or cause. Pursuant to this agreement, if Mr. Chorney's employment is terminated other than for any of the aforementioned reasons, he is entitled to receive for a period of eighteen months an aggregate amount equal to the greater of (i) $225,000 and (ii) the annual base salary which he would have received over an eighteen-month period commencing on the date of such termination.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies within the NASDAQ stock market and the companies within the Dow Jones Industrial Technology Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the NASDAQ stock market and the Dow Jones Industrial
Technology Index on July 1, 1990. The comparisons in this table are historical and are not intended to forecast or be indicative of possible future performance of the Common Stock of the Company.

      Measurement Period
    (Fiscal Year Covered)            DJIT           NASDAQ           FERO
6/28/90                                   100.             100             100
6/28/90                                  77.61           75.13           61.36
12/31/90                                 89.59        82.47123           72.73
3/28/91                                 123.73          107.12           86.36
6/28/91                                 126.55          105.89          102.27
9/30/91                                 123.24          118.14          131.82
12/30/91                                129.57          132.35          127.27
3/30/92                                 131.97          136.54          161.36
6/30/92                                 124.08          127.25          159.09
9/30/92                                 127.46          132.45          122.73
12/30/92                                130.59           154.1          156.82
3/31/93                                 119.59             157          152.27
6/30/93                                 118.46          159.99          122.73
9/30/93                                 124.71          173.48           72.73
12/30/93                                127.39           176.9           56.82
3/30/94                                  125.2           169.5           46.59
6/30/94                                 128.41          161.61           47.73
9/30/94                                 139.44          174.99           52.27
12/30/94                                135.87          172.97           54.55
3/31/95                                  158.5          188.43           64.77
6/30/95                                 182.92          215.33            87.5
9/30/95                               12/30/95

                               PROPOSAL NUMBER 2

              APPROVAL OF THE 1995 STOCK OPTION AND INCENTIVE PLAN

PROPOSAL

     In connection with the completion of the Compensation Committee's review of the Company' executive compensation policies and as a result of the expiration of the Company's 1984 Non-Qualified Stock Option Plan, the Board of Directors on June 13, 1995 approved and adopted the 1995 Incentive Plan, subject to approval by the Company's stockholders.

     The 1995 Incentive Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, at its discretion, may grant a variety of stock incentive awards based on the Common Stock of the Company. Awards under the 1995 Incentive Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, restricted stock, performance shares, unrestricted stock and dividend equivalent rights. These awards are described in greater detail below.

     Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock that can be issued under the 1995 Incentive Plan is 750,000 shares. In order to satisfy the performance-based compensation exception to the $1 million cap on the Company's tax deduction imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the 1995 Incentive Plan also provides that stock options or stock appreciation rights with respect to no more than 200,000 shares of Common Stock may be granted to any one individual in any 12 month calendar year period. The shares issued by the Company under the 1995 Incentive Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that awards under the 1995 Incentive Plan do not vest or otherwise revert to the Company, the shares of Common Stock represented by such awards may be the subject of subsequent awards.

RECOMMENDATION

     The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers and other employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the 1995 Incentive Plan with those of the Company, thereby stimulating their efforts on the Company s behalf and strengthening their desire to remain with the Company.

     The Board of Directors believes that the proposed 1995 Incentive Plan will help the Company to achieve its goals by keeping the Company's incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the 1995 Incentive Plan is in the best interests of the Company and its stockholders and recommends that the stockholders approve the 1995 Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE 1995 INCENTIVE PLAN BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE FERROFLUIDICS CORPORATION 1995 STOCK OPTION AND INCENTIVE PLAN

     The following description of certain features of the 1995 Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1995 Incentive Plan which is attached hereto as Exhibit A.

     Plan Administration; Eligibility. The 1995 Incentive Plan is administered by the Committee. All members of the Committee must be "disinterested persons" as that term is defined under the rules promulgated by the Securities and Exchange Commission and "outside directors" as defined in Section 162 of the Code and the regulations promulgated thereunder.

     The Committee has full power to select, from among the employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 1995 Incentive Plan. The Committee may permit Common Stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Committee may permit interest, dividend or deemed dividends to be credited to the amount of deferrals.

     Persons eligible to participate in the 1995 Incentive Plan will be those employees and other key persons, such as consultants, of the Company and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Committee. Directors of the Company who are not employed by the Company or its subsidiaries ("Independent Directors") will also be eligible for certain awards under the 1995 Incentive Plan.

     Stock Options. The 1995 Incentive Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Code and (ii) options that do not so qualify ("Non-Qualified Options"). The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of incentive stock options, and may not be less than 85% of the fair market value of the Common Stock on the date of grant in the case of Non-Qualified Options. However, employees participating in the 1995 Incentive Plan may elect, with the consent of the Committee, to receive discounted

Non-Qualified Options in lieu of cash bonuses. In the case of such grants, the option exercise price must be at least 50% of the fair market value of the Common Stock on the date of grant.

     The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1995 Incentive Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of shares of Common Stock already owned by the optionee. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

     At the discretion of the Committee, stock options granted under the 1995 Incentive Plan may include a "re-load" feature pursuant to which an optionee exercising an option by the delivery of shares of Common Stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the Common Stock on the date the additional stock option is granted) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution.

     To qualify as Incentive Options, options must meet additional Federal tax requirements, including limits on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

     Stock Options Granted to Independent Directors. The 1995 Incentive Plan provides for the automatic grant of Non-Qualified Options to Independent Directors. Each Independent Director who is serving as a Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the Annual Meeting, will automatically be granted on such day a Non-Qualified Option to acquire 3,000 shares of Common Stock. In addition, the formula provisions for non-employee Director option grants contained in the 1995 Incentive Plan also provide for an initial one-time grant on the date which the Board of Directors approved the plan of a Non-Qualified Option to purchase 8,350 shares of Common Stock to each Independent Director who has served as a Director of the Company since January 1, 1986, and an initial one-time grant on the date which the Board of Directors approved the plan of a Non-Qualified Option to purchase 6,100 shares of Common Stock to each Independent Director who has served as a Director of the Company since January 1, 1990. The exercise price of each such Non-Qualified Option is the fair market value of the Common Stock on the date of grant. Non-Qualified Options granted to Independent Directors vest and become immediately exercisable upon grant.

     Stock Appreciation Rights. The Committee may award a stock appreciation right ("SAR") either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of freestanding SAR, the price per share specified in such right, which price may not be less than 85% of the fair market value of the Common Stock on the date of grant) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Committee. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

     Restricted Stock. The Committee may also award shares of Common Stock to officers, other employees and key persons subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee. If the performance goals and other restrictions are not attained, the employees will forfeit their awards of Restricted Stock.

     Unrestricted Stock. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the 1995 Incentive Plan ("Unrestricted Stock"). Unrestricted Stock may be issued to employees and key persons in recognition of past services or other valid consideration, and may be issued in lieu of cash bonuses to be paid to such employees and key persons.

     Subject to the consent of the Committee, an employee or key person of the Company may make an irrevocable election to receive a portion of his compensation in Unrestricted Stock (valued at fair market value on the date the cash compensation would otherwise be paid).

     An Independent Director may, pursuant to an irrevocable written election at least six months before directors' fees would otherwise be paid, receive all or a portion of such fees in Unrestricted Stock, valued at fair market value on the date the directors' fees would otherwise be paid. In certain instances, an Independent Director may also elect to defer a portion of his directors' fees payable in the form of Unrestricted Stock, in accordance with such rules and procedures as may from time to time be established by the Company. During the period of deferral, the deferred unrestricted stock would receive dividend equivalent rights.

     Performance Share Awards. The Committee may also grant performance share awards to employees or other key persons entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals and such other conditions as the Committee shall determine ("Performance Share Award").

     Dividend Equivalent Rights. The Committee may grant dividend equivalent rights, which entitle the recipient to receive credits for dividends that would be paid if the grantee had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the 1995 Incentive Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Company's dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Awards payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

     Adjustments for Stock Dividends, Mergers, Etc. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Company or similar event, the Committee, in its discretion, may provide for substitution or adjustments of outstanding options and SARs, or may terminate all unexercised options and SARs with or without payment of cash consideration.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the 1995 Incentive Plan and the Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, 1995 Incentive Plan amendments shall be subject to approval by the Company's stockholders if and to the extent required by the Securities Exchange Act of 1934, as amended (the "1934 Act"), to ensure that awards granted under the 1995 Incentive Plan are exempt under Rule 16b-3 promulgated under the 1934 Act, or required by the Code to preserve the qualified status of Incentive Options.

     Change of Control Provisions. The 1995 Incentive Plan provides that in the event of a "Change of Control" (as defined in the 1995 Incentive Plan) of the Company, all stock options and stock appreciation rights shall automatically become fully exercisable. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

EFFECTIVE DATE OF 1995 INCENTIVE PLAN

     The 1995 Incentive Plan will become effective upon the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. For purposes of the vote on the 1995 Incentive Plan, abstentions will have the same effect as votes against the 1995 Incentive Plan and broker non-votes will have no effect on the results of the vote. Both abstentions and broker-non votes will count towards the presence of a quorum. Awards of Incentive Stock Options may be granted under the 1995 Incentive Plan until November 15, 2005.

NEW PLAN BENEFITS

     Approximately 250 employees and five Independent Directors are currently eligible to participate in the 1995 Incentive Plan. The table below shows the aggregate number of options that have been granted to employees and the aggregate number of options that have been granted to Independent Directors in fiscal 1995 in connection with the adoption of the 1995 Incentive Plan, subject to stockholder approval. Each option granted to an employee and each option granted to an Independent Director has an option exercise price equal to 100% of the fair market value of the Common Stock on the date of grant.

         FERROFLUIDICS CORPORATION 1995 STOCK OPTION AND INCENTIVE PLAN

==================================================================================================
                   NAME AND POSITION                  DOLLAR VALUE ($)     NUMBER OF UNITS
--------------------------------------------------------------------------------------------------
  Paul F. Avery, Jr., Chief Executive Officer              593,450(1)           65,000
--------------------------------------------------------------------------------------------------
  Salvatore J. Vinciguerra, President and                  456,500(1)           50,000
  Chief Operating Officer
--------------------------------------------------------------------------------------------------
  Alvan F. Chorney, Senior Vice President                  228,250(1)           25,000
--------------------------------------------------------------------------------------------------
  Executive Group                                        1,278,200(1)          140,000(3)
--------------------------------------------------------------------------------------------------
  Non-Executive Director Group                             197,897(2)           20,550(4)
                                                           165,000(5)           15,000(5)
--------------------------------------------------------------------------------------------------
  Non-Executive Officer Employee Group                     867,350(1)           95,000(6)
==================================================================================================

(1) Based upon a closing sale price of $9.13 per share as reported by NASDAQ on June 29, 1995.

(2) Based upon a closing sale price of $9.63 per share as reported by NASDAQ on June 13, 1995.

(3) Includes Paul F. Avery, Jr., Salvatore J. Vinciguerra and Alvan F. Chorney.

(4) Pursuant to the 1995 Incentive Plan, on June 13, 1995, the date the Board of Directors approved the 1995 Incentive Plan, Howard F. Nichols, Robert P. Rittereiser and Dean Kamen received options to purchase 8,350, 6,100 and 6,100 shares of Common Stock, respectively, at an exercise price of $9.63 per share, subject to stockholder approval.

(5) Pursuant to the 1995 Incentive Plan, each of Messrs. Nichols, Rittereiser, Kamen, Hazard and Stone will receive an option to purchase 3,000 shares of the Common Stock of the Company on the fifth business day after each annual meeting of the Company's stockholders, commencing with the Annual Meeting, if the 1995 Incentive Plan is approved by stockholders. Dollar value is based upon a closing sale price of $11.00 per share as reported by NASDAQ on October 2, 1995.

(6) Represents total options granted to non-executive officer employees on June 29, 1995 to purchase Common Stock at an exercise price of $9.13 per share, subject to stockholder approval.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal Federal income tax consequences of option grants under the 1995 Incentive Plan. It does not describe all Federal tax consequences under the 1995 Incentive Plan, nor does it describe state or local tax consequences.

INCENTIVE OPTIONS

     Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and, provided the Company complies with applicable withholding requirements, the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over
(2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax.

     Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of an Incentive Option.

     An Incentive Option that is exercised by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

NON-QUALIFIED OPTIONS

     There are no Federal income tax consequences to either the optionee or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company will be entitled to a Federal income tax deduction in an amount equal to such excess, provided the Company complies with applicable withholding rules. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

     Section 83 of the Code and the regulations thereunder provide that the date for recognition of ordinary income (and the Company's equivalent deduction) upon exercise of a Non-Qualified Option and for the commencement of the holding period of the shares thereby acquired by a person who is subject to Section 16 of the 1934 Act will be delayed until the date that is the earlier of (i) six months after the date of the exercise and (ii) such time as the shares received upon exercise could be sold at a gain without the person being subject to such potential liability.

     Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

PARACHUTE PAYMENTS

     The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

LIMITATION ON COMPANY'S DEDUCTIONS

     As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 1995 Incentive Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than performance-based compensation) in excess of $1 million a year.

                               LEGAL PROCEEDINGS

     On February 19, 1993, the Company received an informal inquiry letter from the SEC requesting that the Company provide the SEC with all documents concerning publicity relating to the Company for the period of January 1, 1992 to February 19, 1993. In August 1993, the SEC issued an order directing a private investigation to determine whether certain unnamed persons had violated or caused the Company to violate the federal securities laws. Among the areas of inquiry identified in the order was whether publicity about the Company, including research reports, were published without fully disclosing consideration given or received therefor. The order also indicates that the inquiry would examine possible manipulation by certain unnamed persons of the Company's securities, payment in connection therewith, and failure to disclose such activities in public filings made by the Company, including the financial statements contained or incorporated therein, as well as possible nondisclosure of transactions with the Company in which such persons may have had a material interest. The Company continues to cooperate fully with the SEC's investigation.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of October 2, 1995 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Company's Directors and nominees, (iii) each of the named executive officers in the Summary Compensation Table and (iv) all of the Company's executive officers and Directors as a group.

                                                                    SHARES
                    DIRECTORS, EXECUTIVE OFFICERS                BENEFICIALLY      PERCENT OF
                         AND 5% STOCKHOLDERS                       OWNED(1)         CLASS(2)
        ------------------------------------------------------   ------------      ----------
        Pioneering Management Corporation.....................      456,300(3)        6.89%
          60 State Street
          Boston, MA 02114
        Paul F. Avery, Jr.....................................       56,500(4)        *
        Salvatore J. Vinciguerra..............................       75,000(5)        1.13%
        Alvan F. Chorney......................................       86,646(6)        1.31%
        Howard F. Nichols.....................................       24,375(7)        *
        Dean Kamen............................................        9,250(8)        *
        Robert P. Rittereiser.................................        9,250(9)        *
        Stephen B. Hazard.....................................        3,000(10)       *
        Dennis R. Stone.......................................       --               *
        All directors and executive officers as a group (8
          persons)............................................      264,021(11)       3.99%

---------------

*  Less than 1%.

 (1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Exchange Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed. The amounts set forth as beneficially owned include shares of Common Stock which such persons had the right to acquire within 60 days of October 2, 1995, pursuant to stock purchase warrants.

 (2) Percentages are calculated on the basis of 6,620,532 shares of Common Stock outstanding of October 2, 1995, which includes 443,983 shares of Common Stock subject to stock options and stock purchase warrants exercisable within 60 days of October 2, 1995.

 (3) Based on a Schedule 13G dated January 18, 1995 filed with the SEC and other information available to the Company, Pioneering Management Corporation has sole voting power with respect to all 456,300 shares.

 (4) Includes 8,500 shares of Common Stock deemed to be beneficially owned by Mr. Avery that are subject to stock purchase warrants and 31,667 shares of restricted stock which are subject to vesting and certain other restrictions pursuant to the 1994 Restricted Stock Plan.

 (5) Represents 75,000 shares of restricted stock deemed to be beneficially owned by Mr. Vinciguerra which are subject to vesting and certain other restrictions pursuant to the 1994 Restricted Stock Plan.

 (6) Includes 77,500 shares of Common Stock deemed to be beneficially owned by Mr. Chorney that are subject to stock purchase warrants. Includes 125 shares of Common Stock owned by Mr. Chorney s immediate family. Mr. Chorney disclaims beneficial ownership of all 125 shares. Includes 6,000 shares of restricted stock which are subject to vesting and certain other restrictions pursuant to the 1994 Restricted Stock Plan.

 (7) Includes 21,000 shares of Common Stock deemed to be beneficially owned by Mr. Nichols that are subject to stock purchase warrants.

 (8) Includes 8,500 shares of Common Stock deemed to be beneficially owned by Mr. Kamen that are subject to stock purchase warrants.

 (9) Includes 8,500 shares of Common Stock deemed to be beneficially owned by Mr. Rittereiser that are subject to stock purchase warrants.

(10) Includes 124,000 shares of Common Stock deemed to be beneficially owned by such persons that are subject to stock purchase warrants. Includes 112,667 shares of restricted stock which are subject to vesting and certain other restrictions pursuant to the 1994 Restricted Stock Plan.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers and Directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1995 no person who was a Director, officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis all reports required by Section 16(a).

                                  MARKET VALUE

     On October 2, 1995 the closing sale price of a share of the Company's Common Stock on NASDAQ was $11.00.

        SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1995 ANNUAL MEETING

     Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company on or before June 14, 1996 in order to be considered for inclusion in the Company's proxy statement. Such a proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement and should be directed to: Clerk, Ferrofluidics Corporation, 40 Simon Street, Nashua, New Hampshire 03061.

     The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days nor more 120 days prior to the anniversary date of the immediately preceding annual meeting (the

"Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the Anniversary Date, notice must be so delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day after public disclosure of the date of such meeting.

                              INDEPENDENT AUDITORS

     The Board of Directors has not made a decision as to the independent certified public accountants to be selected as the auditors of the financial statements of the Company and its subsidiaries for its current year ending June 30, 1996. The firm of Coopers & Lybrand served as the auditors of the Company for fiscal 1995. A member of such firm will be present at the Annual Meeting and will be given the opportunity to make a statement and to answer any questions any stockholder may have with respect to the financial statements of the Company for the fiscal year ended June 30, 1995.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                          FERROFLUIDICS CORPORATION
                     1995 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS
              ----------------------------------------

    The name of the plan is the Ferrofluidics Corporation 1995 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Directors and other key persons of Ferrofluidics Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "ACT" means the Securities Exchange Act of 1934, as amended.

    "ADOPTION DATE" means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

    "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

         "BOARD" means the Board of Directors of the Company.

    "CAUSE" as such term relates to the termination of any person means the occurrence of one or more of the following: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, (ii) such person engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by such person involving malfeasance or negligence in the performance of such person's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, which has not been corrected by such person within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by such person within 30 days after written notice from the Company of such failure, or (v) material breach by such person of his noncompetition agreement with the Company, if any, as determined by the Board in good faith in its sole discretion.

         "CHANGE OF CONTROL" is defined in Section 15.

    "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

    "COMMITTEE" means the Committee of the Board referred to in Section 2.

    "DISABILITY, means an individual's inability to perform his or her normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual's mental or physical disability, as determined by the Committee in good faith in its sole discretion.

    "DISINTERESTED PERSON" means an Independent Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under said Rule.

         "DIVIDEND EQUIVALENT RIGHT" means Awards granted pursuant to Section
10.

         "EFFECTIVE DATE" means the date on which the Plan is approved by stockholders as set forth in Section 17.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

    "FAIR MARKET VALUE" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading.

    "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

    "INDEPENDENT DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

    "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

    "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

    "PERFORMANCE SHARE AWARD" means Awards granted pursuant to Section 9.

    "RESTRICTED STOCK AWARD" means Awards granted pursuant to Section 7.

    "RETIREMENT" means the employee's termination of employment with the Company and its Subsidiaries after attainment of age 65 or attainment of age 55 and completion of 10 years of employment.

    "STOCK" means the Common Stock, par value $.004 per share, of the Company, subject to adjustments pursuant to Section 3.

    "STOCK APPRECIATION RIGHT" means any Award granted pursuant to Section 6.

    "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

    "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Section 8.

SECTION 2.       ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT
                 -----------------------------------------------------
                 PARTICIPANTS AND DETERMINE AWARDS
                 ---------------------------------

         (a) COMMITTEE. The Plan shall be administered by all of the Independent Director members of the Compensation Committee of the Board, or any other committee of not less than two Independent Directors performing similar functions as appointed by the Board from time to time. Each member of the Committee shall be a Disinterested Person and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

             (i) to select the officers, employees and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

             (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

             (iii) to determine the number of shares of Stock to be covered by any Award;

             (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

             (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

             (vi) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

             (vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

             (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
              ----------------------------------------------------

        (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 750,000 shares. For purposes of this limitation, the shares of Stock underlying any

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
Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 200,000 shares of Stock may be granted to any one individual participant during any 12 month calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in shares of Stock, the right to purchase an equal number of shares of Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares of Stock shall no longer be available under the Plan.

    (b) RECAPITALIZATIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards and Stock Appreciation Rights under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

    (c) MERGERS. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options and Stock Appreciation
Rights: (i) provide that such Stock Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options and Stock Appreciation Rights will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Stock Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options and Stock Appreciation Rights in exchange for the termination of such Stock Options and Stock Appreciation Rights.

    (d) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

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
SECTION 4. ELIGIBILITY
           -----------

    Participants in the Plan will be such full or part-time officers, and other employees and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion. Independent Directors are also eligible to participate in the Plan but only to the extent provided in Section 5(c) and
Section 8 below.

SECTION 5. STOCK OPTIONS
           -------------

    Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

    No Incentive Stock Option shall be granted under the Plan after the date which is 10 years from the date the Plan is approved by the Board of Directors.

    (a) STOCK OPTIONS GRANTED TO EMPLOYEES AND KEY PERSONS. The Committee in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

             (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 % of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options. Notwithstanding the foregoing, with respect to Non-Qualified Stock Options which are granted in lieu of cash bonus, the exercise price per share shall not be less than 50% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

             (ii) GRANT OF DISCOUNT OPTIONS IN LIEU OF CASH BONUS. Upon the request of an eligible employee and with the consent of the Committee, such employee may elect each calendar year to receive a Non-Qualified Stock Option in lieu of any cash bonus to which he may become entitled during the following calendar year pursuant to any other plan of the Company, but only if such employee makes an irrevocable election to waive receipt of all or a portion of such cash bonus. Such election shall be made on or before the date set by the Committee which date shall be no later than 15 days (or such shorter period permitted by the Committee) preceding January I of the calendar year for which the cash bonus would otherwise be paid. A Non-Qualified Stock Option shall be granted to each employee who made such an irrevocable election on the date the waived cash bonus would otherwise be paid; provided, however, that with respect to an employee who is subject to Section 16 of the Act, if such grant date is not at least six months and one day from the date of the election, the grant shall be delayed until the date which is six months and one day from the date of the election (or the next following business day, if such date is not a business day). The exercise price per share shall be determined by the Committee but shall not be less than 50% of the Fair Market Value of the Stock on the date the Stock Option is granted. The number of shares of Stock subject to the Stock Option shall be determined by dividing the amount of the waived cash bonus by the difference between the Fair Market Value of the Stock on the date the Stock Option is granted and the exercise price per Stock Option. The Stock Option shall be granted for whole number of shares so determined; the value of any fractional share shall be paid in cash. An employee may revoke his election under this Section 5(a)(ii) on a prospective basis at any time; provided, however, that with respect to an employee who is subject to Section 16 of the Act, such revocation shall only be effective six months and one day following the date of such revocation.

    (iii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

    (iv) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options granted in lieu of cash bonus shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

    (v) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

             (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

             (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

             (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

         (vi) TERMINATION BY REASON OF DEATH. Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of death shall become fully exercisable and may thereafter be exercised by the legal representative or legatee of the optionee, for a period of 12 months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

         (vii)   TERMINATION BY REASON OF DISABILITY.
                 -----------------------------------

             (A) Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of Disability shall become fully exercisable and may thereafter be exercised, for a period of 12 months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment (or business relationship), or until the expiration of the stated term of the Option, if earlier.

             (B) The Committee shall have sole authority and discretion to determine whether a participant's employment (or business relationship) has been terminated by reason of Disability.

             (C) Except as otherwise provided by the Committee at any time, the death of an optionee during the period provided in this Section 5(a)(vii) for the exercise of a Stock Option shall extend such period for 12 months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

         (viii) TERMINATION BY REASON OF RETIREMENT.
                -----------------------------------

             (A) Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 12 months (or such other period as the Committee shall specify at any time) from the date of such termination of employment (or business relationship), or until the expiration of the stated term of the Option, if earlier.

             (B) Except as otherwise provided by the Committee at any time, the death of an optionee during a period provided in this Section 5(a)(viii) for the exercise of a Stock Option shall extend such period for 12 months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

        (ix) TERMINATION FOR CAUSE. If any optionee's employment by (or other business relationship with) the Company and its Subsidiaries is terminated for Cause, any Stock Option held by such optionee, including any Stock Option that is immediately exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to 30 days from the date of termination of employment (or business relationship) or until the expiration of the stated term of the Option, if earlier.

        (x) OTHER TERMINATION. Unless otherwise determined by the Committee, if an optionee's employment by (or other business relationship with) the Company and its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment (or business relationship), for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment (or business relationship) or until the expiration of the stated term of the Option, if earlier.

             (xi) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

        (b) RELOAD OPTIONS. At the discretion of the Committee, Options granted under Section 5(a) may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

        (c)     STOCK OPTIONS GRANTED TO INDEPENDENT DIRECTORS.
                ----------------------------------------------

                (i)     AUTOMATIC GRANT OF OPTIONS.
                        --------------------------

                     (A)(1) Each Independent Director who has served as a
                 Director of the Company since January 1, 1986 shall automatically be granted on the Adoption Date a Non-Qualified Stock Option to acquire 8,350 shares of Stock.

                     (A)(2) Each Independent Director who has served as a
                 Director of the Company since January 1, 1990 shall automatically be granted on the Adoption Date a Non-Qualified Stock Option to acquire 6,100 shares of Stock.

                     (A)(3) Each Independent Director who is serving as a
                 Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 1995 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 3,000 shares of Stock.

                     (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

                 (ii)     EXERCISE; TERMINATION.
                          ---------------------

                     (A) Except as provided in Section 15, an Option granted under this Section 5(c) shall be exercisable in full as of the grant date. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

                     (B) If an Independent Director ceases to be a Director for any reason other than Cause or death, an Option granted under this Section 5(c) may thereafter be exercised, to the extent it was exercisable on the date such optionee ceases to be a Director, for a person of six months from such date or until the expiration of the stated term of the Option, if earlier. If the optionee ceases to be a Director for Cause, all rights in an Option granted under this Section 5(c) shall terminate immediately on the date he ceases to be a Director.

                     (C) Notwithstanding paragraph (B) above, any Option granted to an Independent

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
                 Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of twelve months from the date of death or until the expiration of the stated term of the option, if earlier.

                     (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(v). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                (iii) LIMITED TO INDEPENDENT DIRECTORS. The provisions of this Section 5(c) shall apply only to Options granted or to be granted to Independent Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not an Independent Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Independent Directors respecting Options granted or to be granted to Independent Directors. The provisions of this Section 5(c) which affect the price, date of exercisability, option period or amount of shares of Stock under an Option shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA.

        (d) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners.

        (e) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

SECTION 6.    STOCK APPRECIATION RIGHTS.
              -------------------------

        (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price per Stock Appreciation Right set by the Committee at the time of grant, which price shall not be less than 85% of the Fair Market Value of the Stock on the date of grant (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

        (b) GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to any eligible employee or key person of the Company or any Subsidiary by the Committee in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

        A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

        (c) TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

             (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

             (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

             (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Stock Appreciation Rights not granted in tandem with a Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

             (iv) No Stock Appreciation Right may be exercised for a period of six months after the date of grant.

         (d) RULES RELATING TO EXERCISE. In the case of a participant subject to the restrictions of Section 16(b) of the Act, no Stock Appreciation Right (as referred to in Rule 16b-3(e) or any successor rule under the Act) shall be exercised except in compliance with any applicable requirements of Rule 16b-3 or any successor rule. If a full or partial settlement in cash would result, (i) such a participant may not exercise a Stock Appreciation Right or any related Stock Option during the first six months of the term of the Stock Appreciation Right or Option to be exercised; and (ii) such a participant may exercise a Stock Appreciation Right only either: (A) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, unless a different period is specified by Rule 16bo3(e) or any successor rule under the Act; (B) pursuant to an irrevocable election to exercise made at least six months in advance of the effective date of the election, which election shall be subject to the consent or disapproval of the Committee; or (C) pursuant to an election to exercise incident to death, Retirement, Disability or termination of employment. Notwithstanding the foregoing, Section 6(e)(ii)(A) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the exercise and has filed all reports and statements required to be filed pursuant to that Section for a year.

SECTION 7. RESTRICTED STOCK AWARDS
           -----------------------

         (a) NATURE OF RESTRICTED STOCK AWARDS. The Committee may grant Restricted Stock Awards to any employee or key person of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

         (b) RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(e) below.

         (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. In the case of Restricted Stock granted to an employee, if the participant's employment with the Company and its Subsidiaries terminates for any reason other than death or Disability, the Company shall have the right, at the discretion of the Committee, to repurchase Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award). Restricted Stock granted to a key person who is not an employee shall be subject to such forfeiture and repurchase provisions as the Committee shall specify.

    (d) VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." A participant whose employment is terminated for reason of death or Disability shall become fully vested on his termination date in any Restricted Stock he received as an employee to the extent such vesting is otherwise contingent only on continued service with the Company. Where vesting is contingent on attainment of pre-established performance goals, the vesting of Restricted Stock in the case of death or Disability shall remain dependent on the attainment of such goals and shall be determined as of such date or dates specified by the Committee.

    (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. UNRESTRICTED STOCK AWARDS
           -------------------------

    (a) GRANT OR SALE OF UNRESTRICTED STOCK. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any employee or key person of the Company or any Subsidiary, pursuant to which such employee or key person may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such employee or key person.

    (b) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF COMPENSATION. Upon the request of an employee or a key person and with the consent of the Committee, each employee or key person may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to such employee or key person in the form of shares of Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid). With respect to any employee who is subject to Section 16 of the Act, such irrevocable election shall become effective no earlier than six months and one day following the date of such election and the revocation of such election shall be effective six months and one day following the date of the revocation.

    (c) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF DIRECTOR FEES. Each Independent Director may, pursuant to an irrevocable written election delivered to the Company, receive all or a portion of such Independent Director's director fees in shares of Unrestricted Stock (valued at Fair Market Value on the date or dates that the director fees would otherwise be paid in cash). Such election shall be effective no earlier than six months and one day following the date of such election. Any revocation of such election shall be effective six months and one day following the date of the revocation.

    (d) DEFERRAL OF AWARDS. Each Independent Director who has made an election to receive shares of Unrestricted Stock under Section 8(c) above will have the right to defer receipt of up to 100% of such shares of Unrestricted Stock payable to such Independent Director in accordance with such rules and procedures as may from time to time be established by the Company for that purpose, and such election shall be effective on the later of the date six months and one day from the date of such election or the beginning of the next calendar year. The deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of Stock.

    (e) RESTRICTIONS ON TRANSFERS. The right to receive Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9. PERFORMANCE SHARE AWARDS
           ------------------------

    (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any employees or key persons of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

    (b) RESTRICTIONS ON TRANSFER. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

    (c) RIGHTS AS A SHAREHOLDER. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

    (d) TERMINATION. Except as may otherwise be provided by the Committee at any time prior to termination of employment (or other business relationship), a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by (or business relationship with) the Company and its Subsidiaries for any reason.

    (e) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10. DIVIDEND EQUIVALENT RIGHTS
            --------------------------

    (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to an eligible employee or key person, as a component of another

Award or as a freestanding award. A Dividend Equivalent Right may also be granted to an Independent Director pursuant to Section 8(e). The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

    (b) INTEREST EQUIVALENTS. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

SECTION 11. TAX WITHHOLDING
            ---------------

    (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

    (b) PAYMENT IN STOCK. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

                 (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 1 l(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

                 (B)    such election shall be irrevocable;

                 (C) such election shall be subject to the consent or disapproval of the Committee; and

                 (D) the Stock withheld to satisfy tax withholding must pertain to an Award which has been held by the participant for at least six months from the date of grant of the Award.

Notwithstanding the foregoing, the first sentence of Section 11 (b)(A) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the election and has filed all reports and statements required to be filed pursuant to that Section for that year.

SECTION 12. TRANSFER, LEAVE OF ABSENCE, ETC
            -------------------------------

    For purposes of the Plan, the following events shall not be deemed a termination of employment:

    (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

    (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13. AMENDMENTS AND TERMINATION
            --------------------------

    The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Act to ensure that Awards granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders.

SECTION 14. STATUS OF PLAN
            --------------

    With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 15. CHANGE OF CONTROL PROVISIONS
            ----------------------------

    Upon the occurrence of a Change of Control as defined in this Section 15:

    (a) Each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

    (b) Each Restricted Stock Award and Performance Share Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Committee in connection with such Award.

    (c) "CHANGE OF CONTROL" shall mean the occurrence of any one of the following events:

        (i) any "PERSON," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 15% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Stock of the Company (in either such case other than as a result of an acquisition of securities directly from the Company); or

        (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

        (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
    (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

    Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 15% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 15% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in clause (x) or
(y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "CHANGE OF CONTROL" shall be deemed to have occurred for purposes of the foregoing clause
(i).

SECTION 16. GENERAL PROVISIONS
            ------------------

    (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

    No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

    (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

    (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17. EFFECTIVE DATE OF PLAN
            ----------------------

    This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 18. GOVERNING LAW
            -------------

    This Plan shall be governed by The Commonwealth of Massachusetts law except to the extent such law is preempted by federal law.

DATE APPROVED BY BOARD OF DIRECTORS: June 13, 1995

DATE APPROVED BY SHAREHOLDERS:

                           FERROFLUIDICS CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 15, 1995

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FERROFLUIDICS CORPORATION

The undersigned hereby constitutes and appoints Paul F. Avery, Jr., Alvan F. Chorney and Stephen P. Morin, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Ferrofluidics Corporation (the "Company") held of record by the undersigned as of the close of business on October 10, 1995, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire, at 10:00 a.m., Eastern Time, on Wednesday, November 15, 1995, and at any adjournments or postponements thereof.
WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE TWO NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 AND FOR THE ADOPTION OF THE FERROFLUIDICS CORPORATION 1995 STOCK OPTION AND INCENTIVE PLAN SET FORTH IN PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1995 Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

(PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.)

PLEASE MARK VOTES AS IN THIS EXAMPLE  /X/
PROPOSAL 1.  Election of two Class III Directors for a three-year term.
FOR / /    WITHHOLD / /
                  Nominees: Paul F. Avery, Jr. and Dean Kamen
IF YOU DO NOT WISH YOUR SHARES TO BE VOTED FOR A PARTICULAR NOMINEE, MARK THE FOR BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.
PROPOSAL 2.  Approval of Ferrofluidics Corporation 1995 Stock Option and
Incentive Plan.  FOR / /    WITHHOLD / /    ABSTAIN / /
PROPOSAL 3. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                                    PLEASE BE SURE TO SIGN AND DATE THIS PROXY

                            CHANGE OF
                             ADDRESS?
                                      ________________________________________

                                      ________________________________________

                                      ________________________________________


Signature(s)_________________________________________ Date:___________________

NOTE: PLEASE SIGN NAME EXACTLY AS SHOWN. WHERE THERE IS MORE THAN ONE HOLDER, EACH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE ADD YOUR TITLE AS SUCH. IF EXECUTED BY A CORPORATION OR PARTNERSHIP, THE PROXY SHOULD BE SIGNED BY A DULY AUTHORIZED PERSON, STATING HIS OR HER TITLE OR AUTHORITY.